Exhibit 10.2 - First Amendment to Support Agreement dated December 2, 2011

FIRST AMENDMENT TO SUPPORT AGREEMENT

This FIRST AMENDMENT TO SUPPORT AGREEMENT (this “Amendment”), dated as of December 2, 2011, among Lee Enterprises, Incorporated (the “Company”), the other Company Parties and the lenders from time to time party to the Support Agreement referred to below.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Support Agreement.

RECITALS

WHEREAS, the Company Parties and the Consenting Lenders are parties to the Support Agreement dated as of August 11, 2011 (as heretofore amended, supplemented or otherwise modified, the “Support Agreement”);

WHEREAS, in accordance with the terms of the Support Agreement, the Company has delivered to the Administrative Agent the Prepackaged Alternative Notice dated November 7, 2011 and commenced a solicitation of the Lenders to accept or reject the Plan;

WHEREAS, the parties hereto desire to amend the Support Agreement as set forth in this Amendment to implement the restructuring transactions contemplated thereby.

NOW, THEREFORE, in consideration of the foregoing and the premises, mutual covenants and agreements set forth herein, and for other good and valuable consideration, the parties hereto hereby agree as follows:

       Section 1.   AMENDMENTS.

1.1   Amendments to the Term Sheet.

(a)   The Support Agreement is hereby amended by deleting in its entirety the text next to the heading “Existing Obligations Under PD LLC Notes” in Exhibit A thereto and substituting in lieu thereof:

“The obligations under the existing PD LLC Notes, in the aggregate principal amount of approximately $122,855,000 (after giving effect to the Reserve Account Payment, the Operating Account Payment and the Lee Closing Date Payment (each term as defined in the Pulitzer Support Agreement that is referenced and defined below) shall be exchanged, in accordance with the terms set forth in that certain Support Agreement dated as of December 2, 2011, by and among each of the Company Parties, Star Publishing Company, and the holders of the PD LLC Notes from time to time party thereto (as amended, supplemented or otherwise modified in accordance with the terms thereof and hereof, together with all term sheets and annexes thereto, the “Pulitzer Support Agreement”), for new notes (the “New PD LLC Notes”) having the same aggregate principal amount, with an increase to such principal amount as additional consideration in the aggregate amount equal to $3,500,000.”.

(b)   The Support Agreement is hereby amended by deleting all references to “Borrower and its subsidiaries” in their entirety and substituting in lieu thereof “Credit Parties” in the first paragraph next to the heading “Mandatory Prepayments” in Exhibit A to the Term Sheet.

(c)   The Support Agreement is hereby amended by deleting in its entirety the text next the heading “Financial Covenants” in Exhibit A to the Term Sheet and substituting in lieu thereof:

“A Lee-only interest coverage ratio and a Lee-only total leverage ratio with levels as set forth on Annex III attached hereto (in each case tested quarterly on an LTM basis), and a consolidated capital expenditure limitation with levels as set forth on Annex III attached hereto and otherwise determined in accordance with the Existing Credit Agreement (including, without limitation, capital expenditure carry over provisions). The leverage and interest coverage ratios will be based upon Consolidated EBITDA, consolidated indebtedness and consolidated interest expense, as applicable, in each case substantially as defined in the Existing Credit Agreement, but calculated to exclude the Pulitzer Entities using substantially the same financial definitions (such excluded EBITDA being the “Excluded Pulitzer EBITDA”),1 except that (1) Consolidated EBITDA, Lee EBITDA and Excluded Pulitzer EBITDA (as applicable) and Consolidated Interest Expense, Lee Interest Expense and Pulitzer Interest Expense (as applicable) will be calculated to exclude (x) curtailment gains or losses relating to Pulitzer benefit plans, (y) transaction expenses (beginning with the June 2011 quarter) and (z) bankruptcy-related professional fees and expenses payable by the Loan Parties or the Pulitzer Entities; (2) Excluded Pulitzer EBITDA will be calculated to further exclude all cash payments by the Pulitzer Entities for intercompany charges incurred by the Pulitzer Entities and owed or paid to Lee and its non-Pulitzer subsidiaries, for fees, overhead and administrative expenses which are incurred by Lee and its non-Pulitzer subsidiaries and allocated to the Pulitzer Entities in a manner consistent with past practices, in an aggregate amount not to exceed $20 million in any fiscal year; and (3) Lee EBITDA will be calculated to include an add back for all cash payments by the Pulitzer Entities for the intercompany charges described in clause (2) above.  For purposes of the financial covenants, GAAP shall be as in effect as of September 2011.”.

1
If such definitions or the exclusions above are modified in the documentation for the New PD LLC Notes, the definitions and exclusions used in the financial covenants for the First Lien Credit Facility for the Pulitzer exclusion will be conformed to such modified definitions and the levels set forth in Annex III shall be adjusted in a manner satisfactory to the Borrower, the First Lien Agent and the Initial Backstop Lenders to achieve approximately the same variance from the Borrower’s projections as are applicable to the levels currently set forth on Annex III.

(d)   The Support Agreement is hereby amended by amending Annex I to Exhibit A to the Term Sheet by (i) deleting “5.00%” beneath “Eurodollar Loans Applicable Margin for Revolving Loans” in the heading “Interest Rates” therein and substituting in lieu thereof “5.50%” and (ii) deleting “4.00%” beneath “Base Rate Loans Applicable Margin for Revolving Loans” in the heading “Interest Rates” therein and substituting in lieu thereof “4.50%”.

(e)   The Support Agreement is hereby amended by deleting “5.00%” in the text next to the heading “Letter of Credit Fees” in Annex I to Exhibit A to the Term Sheet and substituting in lieu thereof “5.50%”.

(f)   The Support Agreement is hereby amended by deleting in its entirety the text next to “Revolver Upfront Fee” in Annex I to Exhibit A to the Term Sheet and substituting in lieu thereof the following text:

“3.00% of the commitments under the Revolving Credit Facility, 1.00% payable upon the Borrower’s entry into the Revolver Commitment Letter referenced in Section 4.7 of the Support Agreement, 1.00% payable upon the closing of the DIP Facility contemplated by such Revolver Commitment Letter and 1.00% payable upon the effective date of the Plan.”.

(g)   The Support Agreement is hereby amended by deleting paragraph 2(b) in Annex II to Exhibit A to the Term Sheet in its entirety and substituting in lieu thereof the following new paragraph 2(b):

“b.  Investments made in connection with the funding of contributions under any qualified or non-qualified pension, retirement or similar employee compensation plan, including, without limitation, split-dollar insurance policies in such amounts as may be required under applicable law and consistent with the Borrower’s past practices; provided that any such contributions by Lee and its subsidiaries (excluding the Pulitzer Entities) to the Pulitzer Entities shall not exceed $2,000,000 in any fiscal year of the Borrower.”.

(h)   The Support Agreement is hereby amended by deleting Annex III to Exhibit A to the Term Sheet in its entirety and substituting in lieu thereof a new Annex III in the form of Appendix 1 to this Amendment.

(i)   The Support Agreement is hereby amended by adding the following text to the end of the text next to the heading “Affirmative and Negative Covenants” in Exhibit B to the Term Sheet:

“The maximum principal amount of priority debt at the Pulitzer Entities will be limited to (i) $10 million in principal amount of DIP financing plus (ii) the closing date principal amount of the New PD LLC Notes, or following a new-money refinancing in full thereof, $150 million in principal amount of senior secured debt, provided that amounts in (ii) shall decrease dollar-for-dollar by the amount of all principal payments under the New PD LLC Notes or such new-money facility.  In the event the new-money refinancing increases the amount of first lien debt at the Pulitzer Entities, the incremental net cash proceeds above (a) the then-current balance of the New PD LLC Notes and (b) any fees and expenses associated with the refinancing shall be paid to Lee under an exception to the ring-fence, subject to the aggregate amount of all such restricted payments by the Pulitzer Entities to Lee permitted under the Second Lien Loan Agreement being limited to $7.7 million.”.

(j)   The Support Agreement is hereby amended by deleting Exhibit C to the Term Sheet in its entirety and substituting in lieu thereof a new Exhibit C in the form of Appendix 2 to this Amendment.

(k)   The Support Agreement is hereby amended by deleting Exhibit D to the Term Sheet in its entirety and substituting in lieu thereof a new Exhibit D in the form of Appendix 3 to this Amendment.

(l)   The Support Agreement is hereby amended by deleting all references to “Pulitzer Notes” in the Term Sheet (and the annexes thereto) with “New PD LLC Notes”.

1.2   Amendments to Section 2 (Termination Events).

(a)   Subsection 2.1(c) of the Support Agreement is hereby amended by (i) deleting the word “or” at the end of subsection 2.1(c)(xi), (ii) deleting the period at the end of subsection  2.1(c)(xii) and substituting in lieu thereof “; or”, and (iii) adding the following new subsection immediately after subsection 2.1(c)(xii):

“(xiii)  the occurrence of a “Termination Event” or “Termination Date” under and as defined in the Pulitzer Support Agreement (as defined in the Term Sheet).”.

(b)   Subsection 2.2(a) of the Support Agreement is hereby amended by adding the following new sentence at the end of such subsection:

“Upon termination of this Support Agreement, any and all votes delivered by a Consenting Lender prior to such termination may be withdrawn, and to the extent withdrawn, such votes shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by the Company Parties.”.

1.3   Amendment to Section 4 (Representations, Warranties and Covenants).

Section 4 of the Support Agreement is hereby amended by adding the following new Section 4.8 immediately after Section 4.7:

“4.8           Pulitzer Support Agreement

The Company Parties agree not to amend, supplement or otherwise modify the Pulitzer Support Agreement in a manner that is (x) materially inconsistent with the Term Sheet without the prior written consent of the Administrative Agent, the Required Consenting Lenders and the Initial Backstop Parties or (y) adverse to the Administrative Agent, the Consenting Lenders or the Backstop Lenders without the prior written consent of the Administrative Agent, the Required Consenting Lenders or the Initial Backstop Lenders, as applicable.

1.4          Amendments to Section 7 (Miscellaneous Terms)

(a)   Subsection 7.7(a) is hereby amended by deleting the number “30” from the proviso at the end of clause (i) in the third sentence thereof and substituting “15” in lieu thereof.

(b)   Subsection 7.7(c) is hereby amended by adding the following sentence immediately after the first sentence of such subsection:

“Notwithstanding anything herein to the contrary, in the event that a Consenting Lender (or affiliate thereof) has a contractual obligation with respect to any debt claims other then the Claims to vote such claims as directed by a third party, such Consenting Lender’s (or affiliate’s) compliance with such direction shall not be deemed a violation of any of the provisions of this Support Agreement.”.

Section 2.   REPRESENTATIONS AND WARRANTIES.  Each of the Company Parties hereby represents and warrants that (i) the representations and warranties in the Support Agreement, after giving effect hereto, are true, correct and complete in all respects on and as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and complete in all respects as of such earlier date) and (ii) the Backstop Commitment Letter as amended on the date hereof as contemplated by Section 3(e) is in full force and effect.

Section 3.   CONDITIONS TO EFFECTIVENESS.  This Amendment shall become effective upon the satisfaction of each of the following conditions:

(a)	execution and delivery of signature pages to this Amendment by (x) each of the Company Parties, (y) the Required Consenting Lenders and (z) the Initial Backstop Lenders;

(b)
the Pulitzer Support Agreement, in form and substance reasonably satisfactory to the Administrative Agent, the Initial Backstop Lenders and the Required Consenting Lenders,  shall have become effective in accordance with its terms and shall be in full force and effect;

(c)	an amendment to the Credit Agreement in substantially the form attached hereto as Appendix 4 shall have become effective in accordance with its terms;

(d)
the exhibits to the Amended Joint Prepackaged Plan of Reorganization for Lee Enterprises, Incorporated and its Debtor Subsidiaries, dated as of December 2, 2011 (the “Plan”) including, without limitation, the New First Lien Credit Agreement, the New Second Lien Term Loan Agreement and the New PD LLC Notes Agreement (each as defined in the Plan), shall be in form and substance reasonably satisfactory to the Administrative Agent, the Required Consenting Lenders and the Initial Backstop Lenders;

(e)
the Backstop Commitment Letter shall have been amended pursuant to an amendment in form and substance reasonably satisfactory to the Administrative Agent, and each of the Initial Backstop Lenders and the Backstop Commitment Letter shall be in full force and effect;

(f)
unless waived by the Administrative Agent, the Company, and the Initial Backstop Lenders, the Revolver Commitment Letter shall have been executed and delivered and be in full force and effect and, notwithstanding anything to the contrary contained in the Support Agreement or the Term Sheet, shall provide for commitments in the aggregate amount of $40,000,000; and

(g)
receipt by the Administrative Agent’s and the Initial Backstop Lenders’ counsel and financial advisors of all reasonable fees and expenses incurred by such counsel and financial advisor through the date hereof.

Section 4.   CONTINUING EFFECT.  Except as expressly amended hereby, the terms of the Support Agreement are and shall remain in full force and effect.  All references in the Support Agreement or the Definitive Documentation to “this Support Agreement” or “the Support Agreement” shall mean the Support Agreement as amended hereby.

Section 5.   COUNTERPARTS.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic (e.g., .pdf) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.  The execution and delivery of this Amendment by any Consenting Lender shall be binding upon each of its successors and permitted assigns and binding in respect of all of its Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

Section 6.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

                                 IN IN WITNESS WHEREOF, the parties have entered into this Amendment on the day and year first above written.

JOURNAL-STAR PRINTING CO.
ACCUDATA, INC.
K. FALLS BASIN PUBLISHING, INC.
LEE CONSOLIDATED HOLDINGS CO.
LEE PUBLICATIONS, INC.
LEE PROCUREMENT SOLUTIONS CO.
SIOUX CITY NEWSPAPERS, INC.
PULITZER INC.
PULITZER TECHNOLOGIES, INC.
PULITZER NEWSPAPERS, INC.
FLAGSTAFF PUBLISHING CO.
HANFORD SENTINEL INC.
KAUAI PUBLISHING CO.
NAPA VALLEY PUBLISHING CO.
NIPC, INC. f/k/a NORTHERN ILLINOIS
          PUBLISHING CO., INC.
NORTHERN LAKES PUBLISHING CO.
PANTAGRAPH PUBLISHING CO.
PULITZER MISSOURI NEWSPAPERS, INC.
PULITZER UTAH NEWSPAPERS, INC.
SANTA MARIA TIMES, INC.
SOUTHWESTERN OREGON PUBLISHING CO.
YNEZ CORPORATION

Each as a Company Party
By: _________________________________
Name:  C. D. Waterman III
Title:  Secretary

LEE ENTERPRISES, INCORPORATED,
as the Company

By: _______________________________
Name:  Carl G. Schmidt
Title:  Vice President, Chief Financial
Officer and Treasurer

INN PARTNERS, L.C., as a Company
Party

By: ACCUDATA, INC., Managing
      Member
By: _______________________________
Name:  C. D. Waterman III
Title:  Secretary

FAIRGROVE LLC, as a Company Party

By: ST. LOUIS POST-DISPATCH, LLC,
       Managing Member

By: ______________________________
Name:  C. D. Waterman III
Title:  Secretary

ST. LOUIS POST-DISPATCH LLC
STL DISTRIBUTION SERVICES LLC
SUBURBAN JOURNALS OF GREATER ST.
          LOUIS LLC,
PULITZER NETWORK SYSTEMS LLC,

Each as a Company Party

By:  PULITZER INC., Managing Member,

By: _________________________________
Name:  C. D. Waterman III
Title:  Secretary

NVPC LLC, as a Company Party By: NAPA VALLEY PUBLISHING CO., Managing Member By: _______________________________ Name: C. D. Waterman III Title: Secretary
HOMECHOICE, LLC SHTP LLC Each as a Company Party By: PULITZER NEWSPAPERS, INC., Managing Member By: _________________________________ Name: C. D. Waterman III Title: Secretary	NLPC LLC, as a Company Party By: NORTHERN LAKES PUBLISHING CO., Managing Member By: _______________________________ Name: C. D. Waterman III Title: Secretary
SOPC LLC, as a Company Party By: SOUTHWESTERN OREGON PUBLISHING CO., Managing Member By: _________________________________ Name: C. D. Waterman III Title: Secretary	HSTAR LLC, as a Company Party By: PANTAGRAPH PUBLISHING CO., Managing Member By: _______________________________ Name: C. D. Waterman III Title: Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as Administrative Agent and a Consenting Lender

Appendix 1 to
First Amendment to Support Agreement

Lee Enterprises, Inc.
Covenant Summary

Covenant Summary

		FY2012				FY2013					FY2014					FY2015					FY2016
	Calendar Year Period	1Q2012	2Q2012	3Q2012		4Q2012	1Q2013	2Q2013	3Q2013		4Q2013	1Q2014	2Q2014	3Q2014		4Q2014	1Q2015	2Q2015	3Q2015		4Q2015	1Q2016	2Q2016	3Q2016
($ in millions)	Fiscal Year Period	2Q2012E	3Q2012E	4Q2012E	FY2012E	1Q2013E	2Q2013E	3Q2013E	4Q2013E	FY2013E	1Q2013E	2Q2013E	3Q2013E	4Q2013E	FY2014E	1Q2014E	2Q2014E	3Q2014E	4Q2014E	FY2015E	1Q2015E	2Q2015E	3Q2015E	4Q2015E	FY2016E

Covenant Summary

Leverage Covenant		10.00x	10.00x	10.00x		10.00x	10.00x	10.00x	9.90x		9.90x	9.90x	9.70x	9.60x		9.50x	9.50x	9.30x	9.20x		9.10x	7.85x	7.75x	7.65x

Coverage Covenant		1.50x	1.50x	1.25x		1.10x	1.08x	1.08x	1.08x		1.08x	1.08x	1.08x	1.08x		1.10x	1.10x	1.10x	1.10x		1.10x	1.05x	1.05x	1.05x

Annual Capex Limit					$20.0					$20.0					$20.0					$20.0					$20.0

Appendix 2 to
First Amendment to Support Agreement

(See attached Exhibit 10.1 filed to this Form 8-K for Appendix 2 hereto.)

Appendix 3 to
First Amendment to Support Agreement

Appendix 4 to
First Amendment to Support Agreement

(See attached Exhibit 10.3 filed to this Form 8-K for Appendix 4 hereto.)